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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-92138) of BSB Bancorp, Inc. of our report dated April 30, 1999 relating to the financial statements of the BSB Bank & Trust Company 401(k) Savings Plan in RSI Retirement Trust, which appears in this Form 11-K.



Syracuse, New York
June 28, 1999